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                                                                 EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
Nos. 333-3440 and 333-43353 of Investors Financial Services Corp. (the "Company") on Form S-8 and in Registration Statement No. 333-58031 of the Company on Form S-3 of our report dated February 16, 1999, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1998.




DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 26, 1999